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                               EXHIBIT 10.20

                       EXECUTIVE SEVERANCE AGREEMENT

          As of February 28, 1998, each of the following officers have entered into an Executive Severance Agreement identical to the form of Executive Severance Agreement that is incorporated by reference from
Exhibit 10.17 of the Company's Form 8-K filed March 5, 1997:

                              Kevin T. Kabat
                              James A. Hubbard
                              William L. Sanders
                              David J. Wagner
                              Robert H. Warrington
                              Thomas D. Wisnom